UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

FRANKLIN STREET PROPERTIES CORP.

(Exact name of registrant as specified in its charter)

Maryland	001‑32470	04‑3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557‑1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

◻	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

◻	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2017, Franklin Street Properties Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The 2017 Annual Meeting was called for the following purposes: (1) to elect two Class III directors, each to serve for a term expiring at the 2020 annual meeting of stockholders and until his or her respective successor is duly elected and qualified, (2) to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) to approve, by non-binding vote, the Company’s executive compensation, and (4) to recommend, by non-binding vote, the frequency of future executive compensation advisory votes.

(1) The following table sets forth the names of the directors elected at the 2017 Annual Meeting for a new three-year term and the final number of votes cast for or withheld from each director and the number of broker non-votes.

Name	For	Withheld	Broker Non-Votes

George J. Carter	74,415,938	12,539,415	10,034,331
Georgia Murray	77,096,755	9,858,598	10,034,331

(1)

The proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved. The final number of votes cast for, against or abstaining from voting on that proposal are listed below.

For	Against	Abstain

96,315,555	574,439	99,690

(2)

The proposal to approve, by non-binding vote, the Company’s executive compensation was approved. The final number of votes cast for, against or abstaining from voting on that proposal and broker non-votes are listed below.

For	Against	Abstain	Broker Non-Votes

83,258,077	800,615	2,896,661	10,034,331

(3)

The stockholders recommended, in a non-binding, advisory vote, that future votes on the Company’s executive compensation be held every year. The final number of votes cast for “1 YEAR”, “2 YEARS”, “3 YEARS” or abstaining from voting on that proposal are listed below.

1 YEAR	2 YEARS	3 YEARS	Abstain

71,302,291	398,060	15,162,209	92,793

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	FRANKLIN STREET PROPERTIES CORP.

	By:	/s/ George J. Carter
George J. Carter Chief Executive Officer